SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event report): March 22, 2000

                               DETOUR MAGAZINE, INC.
                 (Exact Name of Registrant as Specified in Charter)

            Colorado                  0-25388              84-1156459
        (State of Other             (Commission           (IRS Employer
        Jurisdiction of             File Number)          Identification
         Incorporation)                                        No.)

                        7060 Hollywood Blvd., Suite 1150
                              Los Angeles, California
                     (Address of Principal Executive Officers)


                                      90028
                                   (Zip Code)


                                 (213) 469-9444
                         (Registrant's Telephone Number)


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      ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On March 22, 2000, Marcum & Kliegman LLP, the Company's independent auditor (the "Former Auditor") resigned.

      The Former Auditor's report on the Company's financial statements for the year ended December 31, 1998, contained a "going concern" qualification based on the net loss of the Company during 1998 and the Company's working capital deficiency and stockholders' deficiency at December 31, 1998.

      During the Company's two most recent fiscal years and the period commencing January 1, 2000 and ending March 22, 2000: (i) the Company had no disagreements with the Former Auditor, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) the Former Auditor did not advise the Company of any of the events requiring reporting in this Form 8-K under Item 304(a)(iv)(B).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 29, 2000                     DETOUR MAGAZINE, INC.


                                        By:     /S/ EDWARD T. STEIN
                                             -----------------------------------
                                             Name:    Edward T. Stein
                                             Title:   Chairman of the Board